SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☐
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ABIGAIL ADAMS NATIONAL BANCORP, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

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April 16, 2007
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc. The Annual Meeting will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036 at 3:00 p.m., (local time) on May 15, 2007.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.
The Annual Meeting is being held so that stockholders will be given an opportunity to elect our Board of Directors and to ratify the Board’s selection of McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2007.
The Board of Directors has determined that the matters to be considered at the Annual Meeting are in our best interest and in the best interest of our stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and the ratification of McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2007.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.
Sincerely,

/s/ Jeanne D. Hubbard
Jeanne D. Hubbard
Chairwoman of the Board, President and Chief Executive Officer

ABIGAIL ADAMS NATIONAL BANCORP, INC.
1130 Connecticut Avenue, NW, Suite 200
Washington, DC 20036
(202) 772-3600
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 15, 2007
     Notice is hereby given that the Annual Meeting of Abigail Adams National Bancorp, Inc. will be held at The Adams National Bank, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC on May 15, 2007 at 3:00 p.m., local time.
     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.
     The Annual Meeting is for the purpose of considering and acting upon:
1.	The election of Directors to the Board of Directors;

2.	The ratification of McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2007; and
such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 16, 2007 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.
     A list of stockholders entitled to vote at the Annual Meeting will be available at our main office, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036, for the 10 days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.
     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors
/s/ Lorel D. Scott
Lorel D. Scott
Secretary

Washington, DC
April 16, 2007

IMPORTANT: A SELF—ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

TABLE OF CONTENTS

REVOCATION OF PROXIES	1

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF	1

PROPOSAL I—ELECTION OF DIRECTORS	3

Section 16(a) Beneficial Ownership Reporting Compliance	5

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	6

Affirmative Determinations Regarding Director Independence and Other Matters	6

The Nominating Committee	6

Procedures for the Nomination of Directors by Stockholders	7

Stockholder Communications with the Board	8

Code of Ethics	8

The Audit Committee	8

Audit Committee Report	9

Evaluation of Disclosure Controls and Procedures	9

Personnel Committee Interlocks and Insider Participations	10

Executive Sessions of Non-Management Directors	10

Compensation Disclosure and Analysis	10

Report of the Personnel Committee	11

Benefit Plans	12

TRANSACTIONS WITH CERTAIN RELATED PERSONS	14

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	15

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor	15

STOCKHOLDER PROPOSALS	16

MISCELLANEOUS	16

PROXY STATEMENT
of
ABIGAIL ADAMS NATIONAL BANCORP, INC.
1130 Connecticut Avenue, N W, Suite 200
Washington, DC 20036
(202) 772-3600

ANNUAL MEETING OF STOCKHOLDERS
May 15, 2007

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc. to be used at the Annual Meeting of Stockholders, which will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. on May 15, 2007 at 3:00 p.m., local time, and any adjournments of the meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 16, 2007.

REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted “FOR” the proposals set forth in this Proxy Statement.
     The Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournments thereof.
     Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, by delivering a later-dated proxy, or by voting in person at the meeting. The presence at the meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of our common stock, par value $.01 per share, as of the close of business on April 2, 2007 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, we had 3,461,799 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting. Broker non-votes or proxies marked “abstain” will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the meeting, the meeting may be adjourned to permit the further solicitation of proxies.
     Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) regarding such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by named directors and executive officers individually, by executive officers and directors as a group, and by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock on the Record Date. The business address of each director is 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036.

	Number of Shares	Percent of All
Name of	Of Common Stock	Common Stock
Beneficial Owner	Beneficially Owned	Outstanding
Shirley A. Reynolds Huntington, WV	596,481 (1)(2)	17.2%

Royce & Associates New York, NY	161,600	4.7%

Robert L. Shell, Jr. Barboursville, WV	150,120 (1)	4.3%

Deborah P. Wright Russell, KY	39,750 (1)	1.1%

Thomas W. Wright Ashland, KY	5,250 (1)	*

Directors and Executive Officers:
A. George Cook	4,766	*

David M. Glaser	1,513 (3)	*

Jeanne D. Hubbard	21,054 (1)	*

Betty J. Serrano	3,025 (3)	*

Patricia G. Shannon	1,251 (4)	*

John P. Shroads, Jr.	—	—

Marianne Steiner	1,889 (4)	*

Sandra C. Ramsey	4,142	*

Douglas V. Reynolds	56,718	1.6%

Marshall T. Reynolds	372,149 (1)(2)	10.7%

Karen E. Troutman	3,328 (3)	*

Joseph L. Williams	670	*

Bonita A. Wilson	220	*

All directors and executive officers as a group (13) persons	470,725	13.6%

*	Less than 1%

(1)	Based upon Amendment No. 4 to Schedule 13D dated March 11, 1998, filed on behalf of Marshall T. Reynolds, Shirley A. Reynolds, Thomas W. Wright, Deborah P. Wright, Robert L. Shell Jr., and Jeanne D. Hubbard and others.

(2)	Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 369,606 shares owned jointly.

(3)	Reflects vested options to purchase 3,025 shares of common stock granted to Ms. Troutman and Ms. Serrano, and 1,513 granted to Mr. Glaser under the 2000 Stock Option Plan.

(4)	Reflects vested options to purchase 756 shares of common stock granted to Directors under the 2000 Stock Option Plan.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.
     As to the ratification of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of auditors must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.
     Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Board of Directors.

PROPOSAL I—ELECTION OF DIRECTORS

     Our Board of Directors is currently composed of nine members. The Company’s bylaws provide that all Directors are elected annually.
     The table below sets forth certain information regarding the composition of our Board of Directors. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name	Age(1)	Positions Held	Since
A. George Cook	73	Director	1998
Jeanne D. Hubbard	58	Chairwoman, President & Chief Executive Officer Abigail Adams National Bancorp, Inc.	1995
Marshall T. Reynolds	70	Director	1995
Patricia G. Shannon	64	Director	1998
Marianne Steiner	52	Director	1998
Joseph L. Williams	62	Director	1998
Bonita A. Wilson	66	Director	1998
Douglas V. Reynolds	31	Director	2002
Sandra C. Ramsey	46	Director	2006

(1)	As of December 31, 2006.
     The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.
     A. George Cook is the Principal of George Cook & Co., Senior Fellow of the School of Public Policy at George Mason University, and Chairman Emeritus and retired Chief Executive Officer of Colonial Parking, Inc. Mr. Cook is currently a Director of the Classica-Seneca Theater Company and a regional Board Member of the Sorenson Institute, University of Virginia. Mr. Cook is a former Chair of the National Policy Council of the Urban Land Institute, Director and past Executive Committee member of the Greater Washington Board of Trade and member and past Chairman of the Board of the National Parking Association. He is a past Board Member of the Girl Scouts of the USA, a former member of the City Council of the City of Alexandria and a former Chairman of the Commission of Local Government for the Commonwealth of Virginia. Mr. Cook is a former member of the Board of Visitors of George Mason University and a former Vice Chairman of the Virginia State Electoral Board. He is a graduate of the George Washington University.

     Jeanne Delaney Hubbard has been a Director of the Company and The Adams National Bank since 1995, Chairwoman, President and Chief Executive Officer of the Company since 1998 and Chairwoman of The Adams National Bank since 1998. She is a Director of Summit State Bank, Santa Rosa, California and First Sentry Bank, Huntington, West Virginia. She has held executive officer positions at First Sentry Bank, First Guaranty Bank, Hammond, Louisiana and First Bank of Ceredo, West Virginia. She is a graduate of Purdue University and holds a Masters Degree from Marshall University.
     Sandra C. Ramsey is the Senior Vice President of Finance and Treasurer for Acosta, Inc. Mrs. Ramsey joined Acosta as Corporate Controller in February 1998. Mrs. Ramsey is a Certified Public Accountant with over 20 years of experience in accounting and finance. Mrs. Ramsey is a Member of the Board of Directors and President-Elect of Leadership Jacksonville and Treasurer of the Early Learning Coalition of Duval County. Mrs. Ramsey is a graduate of West Virginia University.
     Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. Mr. Reynolds became Chairman of the Board of Premier Financial Bancorp in Huntington, West Virginia in 1996. In addition, Mr. Reynolds is Chairman of the Board of First Guaranty Bank in Hammond, Louisiana, and Portec Rail Products, Inc. in Pittsburgh, Pennsylvania and a director of Summit State Bank. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). Mr. Reynolds has served as Chairman of The United Way of the River Cities, Inc. and Boys and Girls Club of Huntington. Mr. Reynolds is the father of Director Douglas V. Reynolds.
     Douglas V. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and is Chairman of C. J. Hughes Construction Company, and a director of The Harrah and Reynolds Corporation, and Portec Rail Products, Inc. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds.
     Patricia G. Shannon is the immediate past President and Chief Executive Officer of the Boys and Girls Clubs of Greater Washington. Previously, Ms. Shannon was with NationsBank (now Bank of America) for fourteen years, where she served in the capacity of Senior Vice President. She has also served as Director of Field Services for the United Planning Organization. Ms. Shannon has served on the boards of the D.C. Chamber of Commerce, the Greater Washington Urban League, the Howard University Hospital, the Girl Scouts of the National Capital, and the Rotary Club of Washington, D.C. Ms. Shannon is a graduate of Howard University and holds a Masters of Business and Public Administration from Southeastern University.
     Marianne Steiner is the Principal of Larkspur Marketing, which she founded in 1991 after serving in a variety of executive marketing positions at MCI Communications Corporation. Ms. Steiner holds a joint M.S. and M.E. degree in Information Sciences and Applied Mathematics from the Harvard Business School and Graduate School of Arts and Sciences, and a Bachelor of Science degree in Computer Science from the University of Miami. Ms. Steiner is a member of the Council of the Harvard Graduate School Alumni Association and is a co-chair of the Associates Committee of the Graduate School Fund. She also serves as Vice-Chair of the Governing Board of National Cathedral School for Girls in Washington, DC.
     Joseph L. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams is a member of the West Virginia Governor’s Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the United States Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He is a graduate of Marshall University with a degree in finance and is a former member of its Institutional Board of Governors. Mr. Williams is also Chairman, President and CEO of Consolidated Bank & Trust Company, which has branches located in Richmond and Hampton, Virginia.

     Bonita A. Wilson owned and operated her own retail business and was a consultant to other businesses. Ms. Wilson was a Retail Management Executive for over 25 years with Garfinckels, Bloomingdales and the Hecht Company. Ms. Wilson has served as a Director of Dart Group Corporation, Trak Auto Corporation, Shoppers Food Warehouse Corp. and Crown Books Corporation from 1991 through 1997.
Executive Officers who are not Directors:
     David M. Glaser, age 47, is our Senior Vice President of Retail Administration, Marketing and Business Development of The Adams National Bank since 1999. Previously, he served as Vice President of Retail Administration, since joining The Adams National Bank in April 1996. Mr. Glaser has 25 years of experience with community banks in the Washington DC metropolitan area. Mr. Glaser manages the marketing and public relations for Adams and directs the business development activities for the branch network. Mr. Glaser serves on the Friendship House Association Advisory Board, the Episcopal Dioceses of Washington Congregational Audit Committee, the Walter Reed Recreational Center Planning Committee and is the past president of the Arlington Village Association. Mr. Glaser is a graduate of the College of Wooster.
     John P. Shroads, Jr., age 47, is our Senior Vice President and Chief Lending Officer of The Adams National Bank since 2003. Mr. Shroads has 22 years of experience in banking in positions of increasing responsibility in the areas of loan review, loan workout, loan administration, loan operations, commercial lending and asset management. Prior to joining The Adams National Bank, Mr. Shroads served as a Senior Vice President of Credit and Workout at United Bank-VA. Mr. Shrouds is a graduate of the Washington Board of Trade Executive Program. He serves on the steering committee for the Board of Trade’s Small Business Networking Program and is a teacher and mentor in its small business academy and Alliance programs. Mr. Shroads is a graduate of Gettysburg College.
     Betty J. Serrano, age 57, is a our Senior Vice President of Operations and Compliance of The Adams National Bank, since 1999. Previously, she served as Vice President of Operations since joining The Adams National Bank in July 1998. Ms. Serrano has over 19 years of banking experience in compliance, branch operations, deposit operations, internal audit, and information technology. Prior to joining The Adams National Bank, Ms. Serrano held various management and executive officer positions with several District of Columbia community banks. Ms. Serrano has a degree in business administration and serves as The Adams National Bank’s Chief Ethics Officer and Chief Compliance Officer.
     Karen E. Troutman, age 60, is our Senior Vice President and Chief Financial Officer and of The Adams National Bank since 1998. Mrs. Troutman has over 30 years of experience in the financial services industry in the areas of financial management and accounting. Mrs. Troutman’s prior work experience included over twenty years at Household International (now HSBC) in the capacity of Division Controller for Household Bank and at the corporate headquarters in the Treasury Department serving in various management positions. Mrs. Troutman holds a Masters Degree from The Johns Hopkins University.
Section 16(a) Beneficial Ownership Reporting Compliance
     The common stock is registered pursuant to Section 12(g) of the Exchange Act. Our officers and directors and beneficial owners of greater than 10% of our Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of our common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based upon our review of these filings, all of our officers and directors filed these reports on a timely basis.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts business through meetings and activities of the Board and its committees. During the year ended December 31, 2006, the Board of Directors held 5 regular Company meetings, 12 meetings of the Adams National Bank (“ANB”) and 12 meetings of Consolidated Bank & Trust Company (“CB&T”). Last year’s Annual Meeting of Stockholders was attended by Directors Cook, Hubbard, Ramsey, D. Reynolds, M. Reynolds, Shannon, Steiner, Williams and Wilson. During the year ended December 31, 2006, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served. Pursuant to NASDAQ rules, the independent members of the Board of Directors met in “executive session” without the presence of management. The Board conducted such meetings bi-annually in conjunction with regularly scheduled meetings of the full Board of Directors. During 2006, each director received $250 for each meeting of the Board of Directors, $1,000 for each meeting of ANB’s Board of Directors, $350 for each meeting of CB&T’s Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director.
Affirmative Determinations Regarding Director Independence and Other Matters
     The Board of Directors has reviewed each director’s relationships, both direct and indirect, with Abigail Adams National Bancorp (“AANB”) and its subsidiaries, the Adams National Bank and Consolidated Bank & Trust Company, and the compensation and other payments, if any, each directors has received from or made to AANB and its subsidiaries in order to determine whether such director qualifies as independent under Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). The Board of Directors has determined that the Board of Directors has at least a majority of independent directors, and that each of the following directors has no financial or personal ties, either directly or indirectly, with AANB or its subsidiaries (other than compensation as a director of AANB and its subsidiaries, banking relationships in the ordinary course of business with the banks and ownership of the AANB common shares as described in this proxy statement) and thus qualifies as independent under the Nasdaq Marketplace Rules: A. George Cook, Patricia Shannon, Marianne Steiner, Bonita Wilson, Sandra Ramsey and Douglas V. Reynolds.
     In this proxy statement these 6 directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” The Independent Directors constitute a majority of the Board of Directors.
     The Board of Directors has also determined that each member of the Audit Committee of the Board meets the independence requirements applicable to that committee prescribed by the NASDAQ Marketplace Rules, the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service.
The Nominating Committee
     The Nominating Committee of the Company consists of directors D. Reynolds and Shannon. Each member of the Nominating Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. Our Board of Directors has adopted a written charter for the Nominating Committee, which is available at our website at www.adamsbank.com. The Nominating Committee met one time during the year ended December 31, 2006.
     The functions of the Nominating Committee include the following:
•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence; and

•	to review the committee structure and make recommendations to the Board regarding committee membership.

     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:
•	has personal and professional ethics and integrity and whose values are compatible with ours;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

•	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.
     The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.
Procedures for the Nomination of Directors by Stockholders
     The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:
•	the name and address of the stockholder as they appear on our books, and number of shares of common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.
     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Stockholder Proposals.”
Stockholder Communications with the Board
     A stockholder who wants to communicate with the Board of Directors or with any individual Director can write to our Corporate Secretary, at 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:
•	forward the communication to the Director or Directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
     At each Board meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors.
Code of Ethics
     We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.adamsbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.
The Audit Committee
     Our Audit Committee consists of directors Shannon, Ramsey, and Cook. Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Each of the members of the Audit Committee is financially literate in that they all have an understanding of financial statements, including our balance sheet, income statement and cash flow statement. All Audit Committee members in their current or past employment have either had experience in finance or are/were a chief executive officer with financial oversight responsibilities. The Board of Directors has determined that Director

Ramsey qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.
The Committee reviews the contents of and conclusions in audit reports prepared by the internal auditor and our independent registered public accounting firm, reviews and approves the annual engagement of our independent registered public accounting firm, our audit policy, the internal audit function and the plan of audit coverage, and reviews with management and our independent registered public accounting firm, our financial statements and internal controls. The Audit Committee met 6 times during the year ended December 31, 2006. Our Board of Directors has adopted a written charter for the Audit Committee which is available at our website at www.adamsbank.com.
Audit Committee Report
     In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:
     As part of its ongoing activities, the Audit Committee has:
•	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the year ended December 31, 2006;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence from us.
     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 and to be filed with the SEC. In addition, the Audit Committee approved the retention of McGladrey & Pullen, LLP as the Company’s independent auditors for the year ending December 31, 2007, subject to the ratification of this appointment by the stockholders.
     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
Directors Shannon, Ramsey and Cook
Evaluation of Disclosure Controls and Procedures
     The Company has adopted controls and other procedures that are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the “Evaluation Date”). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Executive Sessions of Non-Management Directors
     Our non-management directors meet in executive session without management present from time to time as deemed necessary by the non-management directors, but at least two times per year. Shareholders or other interested parties may communicate with the presiding director or to the non-management directors as a group.
Personnel Committee Interlocks and Insider Participations
     The Personnel Committee reviews the performance of named executive officers, as well as other officers and employees, and determines the compensation programs of these individuals. Directors Cook and Wilson comprise the Personnel Committee, Mr. Cook and Ms. Wilson are independent and neither has ever been an officer or employee of us or any of our subsidiaries. The Personnel Committee met 6 times during 2006 to determine compensation and to review compensation programs.
Compensation Disclosure and Analysis
     The Board of Directors has appointed a Compensation Committee which administers the compensation program. The Committee strives to offer a fair and competitive policy to govern named executive officers’ base salaries and an incentive plan and to attract and retain competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the Company and the Banks, resulting in higher profitability, increased dividends to the Company’s shareholders and appreciation in the Company’s common stock.
     The elements of the compensation are base salary and a bonus plan. As each element of compensation is intended to accomplish a specific goal, payments under one element are not taken into account when determining the amount paid under a different element.
     The compensation of the named executive officers is reviewed and approved annually by the Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee considers the views and recommendations of the Chief Executive Officer of the Company in making the compensation decisions affecting the executive officers who report to her. The Chief Executive Officer’s role in recommending compensation programs is to develop and recommend appropriate performance measures and targets for individual compensation levels and compile competitive benchmark data to assess the competitive labor market. The Chief Executive Officer does not participate in the decisions regarding changes in her compensation.
     Base Salary
     Base salary is designed to attract and retain executives who can further strategic objectives of the Company and the Banks. Base salary is a major component of the named executive officers’ compensation and is reviewed every year to determine whether the salary is at the appropriate level. As a guideline for determining base salaries, the Compensation Committee uses various published salary and benefits surveys for peer banks with similar assets size and composition.
     The Committee bases compensation increases to executive officers on subjective analysis of each individual officer’s contribution to the Company and the Banks. Each executive officer is reviewed individually by the Compensation Committee, which includes an analysis of the performance of the Company. The review of the Chief Executive Officer is no different than the other named executive officers. In evaluating the executive officer performance, the Committee considers the following: the expertise, experience, qualifications and skill level of the individual; the complexity of the job being evaluated; the scope of the individual’s responsibilities and future potential; the degree to which the officer has achieved established goals and objectives; and the officer’s overall performance in managing his/her area of responsibility during the past year. The analysis of performance focuses upon: the quality and quantity of work; personnel management, decision making, leadership and analytical skills; dependability; initiative; and overall value to the Company. The Committee considers these factors in establishing an individual’s base salary to attract and retain quality executive officers. The Committee’s analysis does not provide a specific weight to any criteria and its determination is subjective, after review of all information deemed relevant. The Compensation Committee approved salary increases in 2006 totaling $36,500 for the Company’s five executive officers, bringing the total base compensation to $711,000 from $674,500 in 2005.

     Bonus Plan
     The Compensation Committee oversees the establishment of an annual bonus pool that is targeted to reward achievement for outstanding results. The Committee uses numerous factors in determining the executive officers bonuses, including: the achievement of certain corporate objectives, profitability, return on average assets, return on average equity, growth and other budget goals. During periods when performance meets or exceeds the established objectives, the executive officers will be paid more than expected levels, and when performance does not meet key objectives, incentive awards, if any, will be less than high performance levels. The Committee considers the recommendations of the Chief Executive Officer of the Company for the executive officers who report to her. The Committee uses the same criteria in determining the bonus recommendation for the Chief Executive Officer. The Compensation Committee approved bonuses to the Company’s five executive officers totaling $50,000 in 2006.
Report of the Personnel Committee
     The Personnel Committee has reviewed and discussed the section of this proxy statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors of the company that the “Compensation Discussion and Analysis” be included in this proxy statement.
This report has been provided by the Personnel Committee:
Directors A. George Cook and Bonita Wilson.
     Summary Compensation Table. The Company does not provide any monetary compensation directly to its executive officers. Instead, the executive officers are paid by the lead bank, The Adams National Bank, for services rendered in their capacity as executive officers of the Company and the Bank. The following table shows the compensation of Jeanne D. Hubbard, our principal executive officer, Karen E. Troutman, our principal financial officer and three other executive officers who received total compensation of $100,000 during the past fiscal year for services to the Company or any of its subsidiaries during the year ended December 31, 2006.
Summary Compensation Table

							Change in
							pension value
							and non-
							qualified
						Non-equity	deferred
				Stock	Option	incentive plan	compensation	All other
		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name and	Year	($)	($)	($)	($)	($)	($)	($)	($)
Principal Position								(1)(2)(3)

Jeanne D. Hubbard Chairwoman of the Board, President and Chief Executive Officer	2006	205,500	—	—	—	—	—	24,050	229,520

David M. Glaser Senior Vice President	2006	96,250	5,000	—	—	—	—	6,610	107,860

Betty J. Serrano Senior Vice President	2006	112,500	10,000	—	—	—	—	15,600	138,100

John P. Shroads, Jr. Senior Vice President	2006	123,500	15,000	—	—	—	—	5,195	143,695

Karen E. Troutman Senior Vice President and Chief Financial Officer	2006	155,000	20,000	—	—	—	—	17,185	192,185

(1)	Includes Board of Director fees of $13,000 paid to Chairwoman Hubbard.

(2)	Includes The Adams National Bank’s matching contribution to the 401(k) plan accounts for Ms. Hubbard of $8,220, for Mr. Glaser of $3,850, for Ms. Serrano of $4,500, for Mr. Shroads of $2,495, and for Ms. Troutman of $5,950.

(3)	Includes parking and automobile allowances of $2,800 for Ms. Hubbard, $2,760 for Mr. Glaser, $11,100 for Ms. Serrano, and $11,235 for Ms. Troutman.

     Benefit Plans.
     The Adams National Bank offers a KSOP, an employee stock ownership plan (“ESOP”) with 401(k) provisions to all eligible employees. Participants may make pre-tax and after-tax contributions to the 401(k) up to the maximum allowable under Federal regulations. The Company matches the pre-tax employee participant’s contributions at a rate of 100% of the first 3% of the employee’s qualifying salary and 50% up to the next 2% of salary. The ESOP is a nonleveraged employee stock ownership plan and is a profit sharing plan based upon the earning performance of the Company. In addition, the ANB Board of Directors may elect to pay a discretionary contribution on an annual basis. ESOP awards vest at the end of the third year. There were no awards in 2006 or 2005 and $78,000 in 2004. At December 31, 2006, the ESOP held 53,760 shares of the Company’s common stock.
     Consolidated Bank & Trust offers a traditional 401(k) retirement plan for employees. Participants may make pre-tax and after-tax contributions to the 401(k) up to the maximum allowable under Federal regulations. The Company matches the pre-tax employee participant’s contributions at a rate of 100% of the first 3% of the employee’s qualifying salary and 50% up to the next 2% of salary.
     Health insurance, group life insurance, and group disability insurance are available to all eligible employees and executive officers. All employees may elect to participate in voluntary dental and vision plans. Such plans are standard in the banking industry. These plans are not tied to Bank performance or individual performance. The cost of providing such plans to all eligible employees and executive officers is not taken into account when determining specific salaries of the named executive officers and is seen as a cost of doing business.
     Pension Benefits.
     The Company assumed the obligations of CB&T’s pension plan, as a result of the acquisition of CB&T on July 29, 2005. CB&T maintains a noncontributory defined benefit pension plan. Pension benefits vest after five years of service, and were based on years of service and average final salary. During 1997, CB&T froze the accrual of future service benefits; however, benefits continued to accrue for future compensation adjustments. In 2003, the compensation levels were frozen for benefit calculation purposes. The defined benefit plan maintained a September 30 year end for computing benefit obligations. The CB&T Pension Plan will terminate effective March 31, 2007. The Company has no other pension plans. The named executive officers do not participate in this plan.
     Deferred Compensation. The Company does not offer a nonqualified deferred compensation plan.
     Plan-Based Awards.
     The Company has two stock option plans for directors and key employees. A Nonqualified Stock Option Plan was originally adopted in 1987, and amended in 1989, pursuant to which non-statutory stock options for up to 170,156 shares, as adjusted, of our common stock can be awarded to our officers. Since its inception in 1987, no awards have been made under this Nonqualified Stock Option Plan. The 2000 Stock Option Plan, originally adopted in February 2000, is a nonqualified stock option plan that was awarded to directors and key officers, and has 10,588 shares under option outstanding. The options in the 2000 Plan were awarded at 90% of the fair market value of the Company’s common stock at the date of the grant and vested over three years. No options may be exercised beyond ten years from the date of the grant. There were no plan-based awards in 2006.

     Outstanding Equity Awards at Year End. The following table sets forth information with respect to our outstanding equity awards for the 2000 Stock Option Plan as of December 31, 2006 for our named executive officers.
Outstanding Equity Awards at Fiscal Year-End

Option awards
Equity incentive
	Number of	Number of	plan awards:
	securities	securities	number of
	underlying	underlying	securities
	unexercised	unexercised	underlying
	options (#)	options (#)	unexercised	Option exercise	Option expiration
Name	exercisable	unexercisable	earned options (#)	price ($)	date
	(i)			(i)	(i)

Jeanne D. Hubbard Chairwoman of the Board, President and Chief Executive Officer	—	—	—	—	—

David M. Glaser Senior Vice President	1,513	0	—	$5.21	2/15/2010

Betty J. Serrano Senior Vice President	3,025	0	—	$5.21	2/15/2010

John P. Shroads, Jr. Senior Vice President	—	—	—	—	—

Karen E. Troutman Senior Vice President and Chief Financial Officer	3,025	0	—	$5.21	2/15/2010

(i)	Includes options outstanding from the 2000 Directors and Officers Stock Option Plan. All options were fully vested on February 15, 2003. No options were exercised during 2006.
     Payments Made Upon a Change of Control.
     The Company and Bank has entered into Change of Control Agreements with Ms. Hubbard on July 19, 2005 and with Ms. Troutman and Ms. Serrano as of September 19, 2000. Pursuant to these agreements, if an executive officers’ employment is terminated following a change in control, the executive officer will receive severance pay in addition to regular pay, vacation pay and retirement benefits accrued through the date of termination and in addition to the continuation of health and pension benefits to the extent require by law:
     Generally, pursuant to these agreements, the term “change in control” shall mean:
     (i) any transaction or series of related transactions by which either the Company or the Bank merge or are consolidated with another company, unless the shareholders of the Company or Bank, as the case may be, immediately before such event hold at least 80% of the outstanding voting stock of the surviving entity thereafter; or
     (ii) the sale or other transfer of more than 50% of the Company’s or Bank’s assets in a single transaction or series or related transactions out of the ordinary course of business; or
     (iii) any change in the membership of the Board of Directors in any two-year period such that those who constitute the Board at the beginning of such period are now less than a majority of the Board; or
     (iv) any person shall become the beneficial owner of more than 50% of the voting stock of the Company as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or
     (v) the occurrence of any other event that either the Company or Bank is or would be, if subject to SEC regulation, required to report as a change in control pursuant to Item 6 of Schedule 14A of SEC Regulation 14A.

     As of December 31, 2006, the potential payment upon a Change in Control for the Chief Executive Officer, Ms. Hubbard, who is due severance pay of one year’s base salary is $210,000. The following is the potential payment upon a Change in Control for the named executive officers at December 31, 2006, who are due severance pay of six months’ base salary and a pro-rated annual bonus, based upon the executive’s bonus for the prior year: Ms. Troutman would be due $100,000; and Ms. Serrano would be due $67,500.
     Payments Made Upon Termination.
     Other than discussed above for payments under a change in control, the named executive officers would not receive any payments of any kind upon termination, except for accrued vacation, from the Company or Bank at December 31, 2006. The accrued vacation payments due the executive officers at December 31, 2006 are as follows: Ms. Hubbard $4,038; Mr. Glaser $1,923; Ms. Serrano $2,212; Mr. Shroads $2,423; and Ms. Troutman $3,077.
     Directors’ Summary Compensation Table. The following table summarizes the total non-employee director compensation earned for services in 2006. Fees paid are for the Abigail Adams National Bancorp’s and the subsidiary banks’ board and committee meetings.
Director Compensation

					Change in
					pension value
					and non-
					qualified
				Non-equity	deferred
	Fees earned	Stock	Option	incentive plan	compensation	All other
	or paid in	awards	awards	compensation	earnings	compensation	Total
Name	cash ($)	($)	($)	($)	($)	($)	($)

A. George Cook	22,850	—	—	—	—	—	22,850
Sandra C. Ramsey	3,050	—	—	—	—	—	3,050
Marshall T. Reynolds	9,750	—	—	—	—	—	9,750
Douglas V. Reynolds	16,050	—	—	—	—	—	16,050
Patricia G. Shannon	16,100	—	—	—	—	—	16,100
Marianne Steiner	14,000	—	—	—	—	—	14,000
Bonita A. Wilson	13,500	—	—	—	—	—	13,500
Joseph L. Williams	25,200	—	—	—	—	—	25,200
Bonita A. Wilson	13,500	—	—	—	—	—	13,500

TRANSACTIONS WITH CERTAIN RELATED PERSONS
     The Adams National Bank and Consolidated Bank & Trust Company (collectively, the “Banks”) intend that all transactions between the Banks and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Banks than could have been obtained by them in arm’s-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Banks not having any interest in the transaction. The Company and the Banks has had and expects to have in the future, banking transactions in the ordinary course of business with certain directors of the Company and the Banks and their associates, as well as with corporations or organizations with which they are connected as directors, officers, shareholders, owners or partners. These banking transactions are made in the ordinary course of business, are made on substantially the same terms as those prevailing at the Company and the Banks for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. During the year ended December 31, 2006, the Banks had no loans outstanding to directors or executive officers.

     Related party transactions must be approved by the Board of Directors prior to any commitment by the Company or the Banks to any such transaction. Directors do not participate in the discussions and are not present for voting on their own related party transaction. All of the material terms, conditions, and purpose of the transaction shall be in writing and provided to the Board of Directors, together with the written request for approval of any such transaction. The transaction shall be approved by the appropriate senior officer before being submitted to the Board for approval. Related party transactions for ongoing or continuing services can be reviewed and pre-approved within reasonable parameters by the Board of Directors on an as-needed basis. If the terms, pricing, or conditions change so as to go outside the parameters cited in the request, the transaction shall be resubmitted for review and approval after the fact.
     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Banks’ directors and officers are made in conformity with Federal Reserve Act regulations.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Audit Committee has approved the engagement of McGladrey & Pullen, LLP to be our independent registered public accountants for 2007. At the meeting, the stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the year ending December 31, 2007. A representative of McGladrey & Pullen, LLP is expected to attend the meeting, and will have an opportunity to make a statement and answer questions.
     Audit Fees. During the past two years the aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP (the “Independent Auditor”) for the audit of our annual financial statements and for the review of our quarterly reports were $172,722 for 2006 and $177,110 for 2005.
     Tax Fees. During the past two fiscal years the aggregate fees billed for professional services by the Independent Auditor for tax services were $18,074 for 2006 and $12,160 for 2005.
     Audit Related Fees. During the past two years the aggregate fees billed for assurance and related services by the Independent Auditor were $5,150 for 2006 and $5,000 for 2005.
     All Other Fees. During the past two years there were no fees billed for other products and services provided by the Independent Auditors.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
     The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For the years ended December 31, 2006 and 2005, 100% of “Audit Fees” were approved under the pre-approval policy. All other services were approved by the Audit Committee prior to engagement.
     In order to ratify the selection of McGladrey & Pullen, LLP as the independent registered public accountants for 2007, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of McGladrey & Pullen, LLP as independent registered public accountants for 2007.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in our proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036, no later than December 21, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.
     Our Bylaws do not contain an advance notice provision for certain business to be brought before an annual meeting. The Board of Directors has determined that in order for a stockholder to properly bring business before the Annual Meeting, or to propose a nominee to the Board, a stockholder must provide written notice to our Corporate Secretary no later than 45 days before the mailing of the Proxy Statement, or by March 7, 2008. The notice must include the stockholder’s name, address and number of shares owned. The notice must also describe the proposal, the reasons for bringing the proposal and any material interest of the stockholder in the proposal. In the case of nominations to the Board, certain information regarding the nominee must be provided. Assuming that the next annual meeting of stockholders is held on May 20, 2008 and the Proxy Statement is mailed on April 21, 2008, advance notice of business to be brought, or nominations must be brought no later than March 7, 2008.

MISCELLANEOUS

     The Board of Directors is not aware of any business to come before the meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the meeting, as to which they shall act in accordance with their best judgment.
     The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.
     A copy of our Annual Report on Form 10-K for the year ended December 31, 2006 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Lorel D. Scott
Lorel D. Scott
Secretary

REVOCABLE PROXY
ABIGAIL ADAMS NATIONAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 15, 2007
     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Abigail Adams National Bancorp, Inc., which the undersigned is entitled to vote at a Annual Meeting of Stockholders (“meeting”) to be held at The Adams National Bank, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036 at 3:00 p.m. (local time) on May 15, 2007. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

VOTE
		FOR	WITHHELD
1.	The election as directors of all nominees listed below (except as marked to the contrary below)	☐	☐

A. George Cook
Jeanne D. Hubbard
Marshall T. Reynolds
Patricia G. Shannon
Marianne Steiner
Joseph L. Williams
Bonita A. Wilson
Douglas V. Reynolds
Sandra C. Ramsey

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

		FOR	AGAINST	ABSTAIN
2.	Ratification of McGladrey & Pullen, LLP as independent registered public accountants for the year ending December 31, 2007.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     Should the undersigned be present and elect to vote at the meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the meeting.
     The undersigned acknowledges receipt from Abigail Adams National Bancorp, Inc. prior to the execution of this proxy of a Notice of the meeting and a proxy statement dated April 16, 2007.

Dated: , 2007	☐ Check Box if You Plan to Attend meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.